Investor Relations SUN MICROSYSTEMS Q110 Results Financial Slides Exhibit 99.2 http://www.sun.com/investors

Top Level P&L
Revenue
2,990
2,625 2,243 (382) (15%) (747) (25%)
Gross Margin
1,201
1,064 973 (91) (9%) (228) (19%)
Gross Margin %
40.2%
40.5% 43.4% 2.9 3.2
Operating Expenses **
2,851
1,282 1,073 (209) (16%) (1,778) (62%)
Operating Income
(1,650)
(218) (100) 118 54% 1,550 94%
Net Income
(1,681)
(154) (120) 34 22% 1,561 93%
Operating Margin %
(55.2%)
(8.3%) (4.5%) 3.8 50.7
EPS GAAP
($2.24)
($0.21) ($0.16) $0.05 24% $2.08 93%
Non-GAAP Net Income ***
(62)
(21) 15 36 171% 77 124%
EPS Non-GAAP ***
($0.08)
($0.03) $0.02 $0.05 167% $0.10 125%
Q109
Actuals*
Q409
Actuals*
Q110
Actuals
Q-Q
Change
Q-Q
%Change
Y-Y
Change
Y-Y
%Change
Pts Pts
Pts Pts
*Amounts presented for this period have been adjusted as a result of our adoption of new standards that changed the accounting for convertible debt instruments. We adopted the new standards in the first quarter of fiscal 2010 and they required retrospective application. Additional details regarding the new standards are provided in our Form 10-Q for the fiscal quarter ended September 27, 2009.
**Total Operating Expenses includes SG&A, R&D, Purchase IPRD, Restructuring, & Intangible Impairment charges.
*** See Slide 14 for a reconciliation of GAAP Net Income and EPS GAAP to Non-GAAP Net Income and EPS Non-GAAP, respectively.

PRODUCTS/SERVICES
Year/Year Change
Revenue
Products Revenue down (33)% Y/Y
Services Revenue down (14)% Y/Y
Fiscal Quarter
Services Revenue (% of Total) Products Revenue (% of Total)
3
Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
$0
$1,000
$2,000
$3,000
$4,000
38%
62% 62%
1%
38%
62% 62%
1%
39%
61% 61%
(1)%
37%
63% 63%
(1)%
41%
59% 59%
(7)%
40%
60% 60%
(11)%
42%
58% 58%
(20)%
47%
53% 53%
(31)%
(25)%
44%
56% 56%

Revenue

PRODUCTS/SERVICES
Year/Year Change
Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
-50%
-40%
-30%
-20%
-10%-13%
0%
10%
20%
30%
40%
50%
-3%
-10%
3% 3%
-5%
-2%
-7%
2%
15%
21%
31%
15%
7%
1%
-1%
1%
-1%
-3%
-4%
-11%
-14%
-24%
-38%
-33%
4%
5% 5%
7%
6% 6%
0% 0%
7%
23%
21%
25%
20%
6%
7%
3%
1%
5%
3%
4%
-1%
-6%
-13%
-18%
-14%
Products Revenue
Services Revenue
Fiscal Quarter

Billings Disclosure by Category*
($Millions) Q108 Q208 Q308 Q408 FY08 Q109 Q209 Q309 Q409 FY09 Q110
Systems Billings
Solaris SPARC Enterprise Servers 793 978 702 939 3,413 576 662 504 435 2,177 343
Change % Y/Y 23 8 -8 -13 1 -27 -32 -28 -54 -36 -40
Solaris SPARC CMT Servers 185 282 299 353 1,119 338 369 309 355 1,370 272
Change % Y/Y 70 105 110 61 84 83 31 3 0 22 -20
X64 Servers 169 157 186 195 707 176 175 145 178 675 159
Change % Y/Y 10 -11 14 1 3 4 11 -22 -9 -5 -10
Other Systems Products 356 367 282 286 1,292 156 130 83 65 434 50
Change % Y/Y -15 -21 -27 -38 -26 -56 -65 -70 -77 -66 -68
Subtotal*** 1,503 1,785 1,469 1,774 6,530 1,246 1,336 1,041 1,033 4,657 824
Change % Y/Y 13 6 1 -9 2 -17 -25 -29 -42 -29 -34
Software Billings
Java 29 45 57 88 220 34 67 73 108 281 54
Change % Y/Y 21 10 -4 -6 1 18 47 27 22 28 57
25 52 40 91 208 52 81 80 100 313 53
Change % Y/Y -17 16 -20 24 5 111 55 101 10 51 2
44 59 49 64 216 38 42 34 45 159 24
Change % Y/Y -12 -10 -4 16 -2 -14 -29 -30 -29 -26 -36
Subtotal*** 97 156 147 244 644 124 189 187 253 754 131
Change % Y/Y -6 3 -9 9 1 27 21 28 4 17 6
-126 -347 -142 -295 -910 -114 -156 -135 -187 -591 -93
Total Computer Systems Revenue*** 1,475 1,594 1,473 1,722 6,264 1,257 1,369 1,094 1,099 4,819 862
Storage Billings
Disks & Storage Arrays 302 407 350 468 1,528 311 386 233 242 1,172 196
Change % Y/Y 3 6 1 21 8 3 -5 -34 -48 -23 -37
Open Storage 9 26 23 33 91 25 31 38 51 145 35
Change % Y/Y 55 155 37 83 162 21 63 57 59 40
Tape 196 282 195 279 953 188 245 202 149 784 140
Change % Y/Y -4 2 -19 5 -4 -4 -13 3 -47 -18 -25
Other Storage 14 17 16 12 58 11 8 6 5 30 4
Change % Y/Y 69 41 458 -44 55 -16 -54 -62 -55 -48 -66
-17 -77 -54 -128 -276 -28 -100 -53 -66 -246 -50
Total Storage Revenue*** 505 655 530 664 2,354 507 570 425 383 1,885 325
Total Products Revenue 1,980 2,249 2,003 2,386 8,618 1,764 1,939 1,519 1,482 6,704 1,187
Services Revenue
979 1,041 961 1,042 4,023 963 946 853 886 3,648 852
Change % Y/Y -1 4 1 2 2 -2 -9 -11 -15 -9 -12
Professional and Education Services 260 325 302 352 1,239 263 335 242 257 1,097 204
Change % Y/Y 7 7 11 10 9 1 3 -20 -27 -11 -22
Total Services Revenue 1,239 1,366 1,263 1,394 5,262 1,226 1,281 1,095 1,143 4,745 1,056
Total Sun Revenue 3,219 3,615 3,266 3,780 13,880 2,990 3,220 2,613 2,625 11,449 2,243
Notes:
Blade Servers Billings (includes CMT, X64, and Netra) 55 44 69 73 241 61 71 55 66 254 62
Change % Y/Y 638 122 162 71 151 11 62 -19 -9 5 2
• Solaris SPARC Enterprise Servers includes the Datacenter & Midrange server systems • Solaris SPARC CMT Servers includes all CMT Servers, including CMT Blades and CMT Netra products
• X64 Servers includes X64 Rack, X64 Blades and X64 Netra products and excludes products categorized under Open Storage • Other Systems Products includes Workstations, Volume SPARC, Netra SPARC, Integrated Products and Networking products
• Open Storage includes the Sun Storage 7110,7210, and 7410, Sun Fire X4500, Sun Fire X4540, J4200, J4400 and J4500 products • Other Storage includes the NAS products minus Sun Storage 7110,7210, and 7410
MySQL / Infrastructure
Solaris, Management and Virtualization
Computer Systems Reserves and Adjustments **
Storage Reserves and Adjustments **
Hardware, Software Support  (Including Solaris &
Other Software)
*Billings represent the amount invoiced to customers for products and are subject to cancellation. Billings is not a GAAP financial measurement, and therefore is not an audited number. Billings differs from revenue in that billings are not adjusted for any reserves and are not subject to any of the conditions under GAAP that must be met before revenue is recognized.  Accordingly, amounts billed may not lead to revenue and billings should not be viewed as equivalent to, or a substitute for, GAAP revenue.
**Reserves and adjustments represent deferrals, reserves and other reductions of invoiced amounts required under GAAP before revenue is recognized.
***Excludes service revenue attributable to Systems, Software, and Storage including maintenance and support shown in the Hardware, Software Support line under Services Revenue

Billings Trends*
Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
0
125
250
375
500
625
750
875
1,000
1,125
Growth Categories
Open Storage
Solaris, Man-
agement and Vir-
tualization
MySQL / Infrastruc-
ture
Java
X64 Servers
Solaris SPARC
CMT Servers
Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
0
500
1,000
1,500
2,000
2,500
Traditional Categories
Other Storage
Tape
Disks & Storage
Arrays
Other Systems
Products
Solaris SPARC En -
terprise Servers
Fiscal Quarter Fiscal Quarter
*Billings represent the amount invoiced to customers for products and are subject to cancellation. Billings is not a GAAP financial measurement, and therefore is not an audited number. Billings differs from revenue in that billings are not adjusted for any reserves and are not subject to any of the conditions under GAAP that must be met before revenue is recognized. Accordingly, amounts billed may not lead to revenue and billings should not be viewed as equivalent to, or a substitute for, GAAP revenue.

Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
$0
$500
$1,000
$1,500
TOTAL SERVICES REVENUE
Fiscal Quarter
Year/Year Change
Services Revenue
Professional Services/Edu Services
Revenue (% of Total Services)
Support Services Revenue (% of Total
Services)
Support Services down (12)% Y/Y
Professional Services/Edu Services down (22)% Y/Y
79% 79%
21%
1%
76% 76%
24%
5%
76% 76%
24%
3%
4%
75% 75%
25%
(1)%
79% 79%
21% 26%
74% 74%
(6)%
(13)%
78% 78%
22%
(18)%
78% 78%
22% 19%
81% 81%
(14)%

Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
$0
$500
$1,000
$1,500
$2,000
Fiscal Quarter
PRODUCTS/SERVICES
Gross Margin %-Services Gross Margin %-Products
Gross Margin %
Products Margin up 6.2 pts Y/Y
Services Margin down 1.8 pts Y/Y
Total Margin up 3.2 pts Y/Y
Gross Margin
48.5%
49.2%
48.0% 48.0%
1,561
48.7%
48.4% 48.4%
1,753
44.9%
45.2%
44.8% 44.8%
1,468
48.5%
47.3%
42.5% 42.5%
1,673
44.3%
40.2%
35.2% 35.2%
47.3%
1,201
46.1%
39.1% 39.1%
1,350
41.9%
42.3% 42.3%
43.3%
1,116
42.7%
37.7% 37.7%
44.3%
1,064
40.5%
43.4%
973
41.4% 41.4%
45.5%

PRODUCTS/SERVICES
Gross Margin %
Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
35.0%
36.0%
37.0%
38.0%
39.0%
40.0%
41.0%
42.0%
43.0%
44.0%
45.0%
46.0%
47.0%
48.0%
49.0%
50.0%
48.0%
48.4%
44.8%
42.5%
35.2%
39.1%
42.3%
37.7%
41.4%
49.2%
48.7%
45.2%
47.3% 47.3%
46.1%
43.3%
44.3%
45.5%
48.5% 48.5%
44.9%
44.3%
40.2%
41.9%
42.7%
40.5%
43.4%
Products Gross Margin
Services Gross Margin
Total Gross Margin
Fiscal Quarter

Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
$0
$300
$600
$900
$1,200
$1,500
$1,800
$446
$463 $457
$468
$423
$411
$393
$421
$354
$939
$995
$989
$1,032
$920
$916
$843 $782
$668
Fiscal Quarter
* Total Operating Expenses differ from SG&A and R&D Expenses because Total Operating Expenses includes IPRD, Restructuring,
& Intangible Impairment charges.
Year/Year Change
R&D / SG&A Expense*
SG&A
R&D
(24)% Y/Y decrease
(3)%
(2)% (2)%
2%
(3)%
(9)%
(15)%
(20)%
(24)%

Year/Year Growth
Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
0
500
1,000
1,500
2,000
2,500
3,000
Fiscal Quarter
Deferred Revenue at $2.8B
Demand Metrics
*   Book to Bill Ratio assumes Services ratio 1:1
**  Services Backlog based on three month backlog horizon
Book to Bill Ratio & Backlog
14%
24%
6%
8%
9%
(4)%
5%
2%
1%
Q109 Q409 Q110
Book to Bill Ratio* 1.00 0.99 1.00
$1,922 $1,785 $1,836
Product & Services
Backlog ($M) **

Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
$0
$700
$1,400
$2,100
$2,800
PRODUCTS/SERVICES
Fiscal Quarter
Year/Year Change
Deferred Revenue
Services Deferred Revenue
(% of Total)
Products Deferred Revenue
(% of Total)
Products Deferred Revenue up 15% Y/Y
Services Deferred Revenue down (5)% Y/Y
14%
22% 22%
78%
24%
71%
29% 29%
6%
71%
29% 29%
8%
69%
31% 31%
9%
69%
31% 31%
(4)%
65%
35% 35%
5%
66%
34% 34%
2%
67%
33% 33%
1%
64%
36% 36%

Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
$0
$1,000
$2,000
$3,000
$4,000
Fiscal Quarter
North America/ Europe/ Emerging
Markets/ APAC*
Revenue -Europe
(% of Total)
Revenue -APAC
(% of Total)
Revenue -North
America (% of Total)
Revenue - Geo
North America down (19)% Y/Y
Europe down (29)% Y/Y
Emerging Markets down (33)% Y/Y
APAC down (23)% Y/Y
* Effective Q1FY09, we began utilizing revised geographic groupings. Percentage of total revenue figures have been adjusted to reflect the change in the compilation of the countries that make up each of our geographic regions.
3,219
43% 43%
32%
13%
12% 12%
3,615
12% 12%
34%
15%
39% 39%
3,266
13% 13%
34%
14%
39% 39%
3,780
12% 12%
33%
14%
41% 41%
Revenue -Emerging
Markets  (% of Total)
12% 12%
32%
15%
41% 41%
2,990
3,220
11% 11%
33%
17%
39% 39%
2,614
12% 12%
32%
16%
40% 40%
2,625
12% 12%
34%
14%
40% 40%
2,243
44% 44%
30%
14%
12% 12%

Non-GAAP Calculation of Net
Income
*Amounts presented for this period have been adjusted as a result of our adoption of new standards that changed the accounting for convertible debt instruments. We adopted the new standards in the first quarter of fiscal 2010 and they required retrospective application. Additional details regarding the new standards are provided in our Form 10-Q for the fiscal quarter ended September 27, 2009.
GAAP net income (loss) 85 256 (38) 81 (1,681) (218) (208) (154) (120)
Non-GAAP adjustments:
Purchased IPRD
0 1 24 6 0 0 3 0 0
74 74 76 86 80 72 72 72 52
Accretion of discounts on convertible debt 6 7 7 7 7 7 7 7 7
Stock based compensation
48 52 57 57 49 52 49 42 41
Restructuring charges
113 32 14 104 63 222 46 64 45
0 0 0 0 1,445 0 0 15 6
(Gain) loss on equity investments, net (22) 0 0 (10) (8) 3 (3) 0 2
Settlement income
0 0 0 (45) 0 0 0 (47) 0
Tax effect of non-GAAP adjustments
(17) (10) (5) (11) (17) (26) (18) (20) (18)
Non-GAAP net income (loss)
287 412 135 275 (62) 112 (52) (21) 15
$0.32 $0.50 $0.17 $0.35 ($0.08) $0.15 ($0.07) ($0.03) $0.02
190.9% 56.3% (5.6%) (30.0%) (125.0%) (70.0%) (141.2%) (108.6%) 125.0%
(36.0%) 56.3% (66.0%) 105.9% (122.9%) 287.5% (146.7%) 57.1% 166.7%
Q108
Actuals*
Q208
Actuals*
Q308
Actuals*
Q408
Actuals*
Q109
Actuals*
Q209
Actuals*
Q309
Actuals*
Q409
Actuals*
Q110
Actuals
Amortization of acquisition related
intangibles
Impairment of goodwill and Acquistition –
related intangible assets
Diluted Non-GAAP net income (loss)
per share
Change vs. prior year (%)
Change vs. prior quarter (%)

Total Server Units
(thousands)

x64* Server Units
(thousands)

Server Metrics
Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
0
20
40
60
80
100
120
Total Server Units
Year/Year Change
Q108 Q208 Q308 Q408 Q109 Q209 Q309 Q409 Q110
0
5
10
15
20
25
30
35
x64* Server Units
Year/Year Change
Fiscal Quarter
Fiscal Quarter
* x64 servers include x86 32-bit and x64 64-bit servers and blades
7%
(5)%
13%
1%
26%
6%
2%
28%
2%
39% 15%
(9)%
(26)%
(14)%
(34)%
(13)%
(41)%
(30)%

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